

The LGL Group, Inc.

(NYSE MKT: LGL)

2013 Annual Meeting of Stockholders
December 12, 2013

Safe harbor statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Corporate Snapshot

Publicly traded global corporation

Formed in 1917
IPO in 1946
MtronPTI subsidiary 1965

MtronPTI

$28 million	TTM annual revenue September 30, 2013
Global revenue	49% outside U.S.
$5.05	Stock price 12/10/2013
$6.52	52-week high
$14.4 million	market capitalization
$9.4 million	cash and cash equivalents September 30, 2013
$2 billion	total annual worldwide market

MtronPTI: The Primary Brand

Design, manufacture and market customized high-precision components used for frequency control in electronic systems:

~50 years experience	precision filter and timing solutions, industry experts
Blue-chip clients	long product cycles, preferred supplier relationships
Diverse markets	aerospace, communications, defense, instrumentation
Global footprint	worldwide sales, manufacturing and supply chain
Industry leader	**technology, reliability, convenience, and support**







Enabling High Performance in Diverse Markets

Platform Technology

High Performance Markets

Quartz timing used in all digital electronics
Reliability leader in precision quartz oscillators
Wide product range / performance / price
Approx. 2/3 of revenue

High frequency filters essential to wireless comm
~50 years of RF, VHF, UHF, µwave filter leadership
Approx. 1/3 of revenue

Custom / semi-custom approach supports client cost down efforts

Technology experience enhances client product performance and reliability

Balance & synergy
65% Aerospace/Defense and Instrumentation
35% Internet Communications Technology (ICT)

Aerospace



ICT



Defense



Instrumentation



Critical Components for Clients' Systems

Aerospace/Defense (65% of revenue)

- Digital control (avionics)
- Software-defined radio
- IED-jamming RF system
- Radios
- Next-generation UAVs
- Radar
- Orbital space communications

ICT (35% of revenue)

- Optical switches and routers
- Point-to-point radio systems
- Wireless base stations
- GPS navigation

Products | **Applications**








Strong Client Relationships

We have a long history of providing custom-engineered, high-value products to a roster of blue-chip global B2B OEM clients…

- Design wins drive recurring revenue; **product life cycles > 5 years**
- Focus on **high performance/high reliability** applications
- Clients commit to estimated annual volumes with fixed pricing
- **Long term sales support/relationships** = trust, preference, sole source positions

Aerospace/Defense clients include:	ICT clients include:
GARMIN, HARRIS, Hamilton Sundstrand (A United Technologies Company), Honeywell, Raytheon, Rockwell Collins (Building trust every day)	ADTRAN, ADVA Optical Networking, Alcatel·Lucent, ciena, CISCO, ERICSSON

Frequency Control Value Chain



Average Sale Price
<$0.10
$2
$450
$5,000
$50,000
Raw quartz, prelim. processing and supply
Crystal finishing
Component design and assembly
Integrated module design and assembly
Final system design and assembly
Final product
Raw material
Component
CM/OEM
End Customer

Guiding principles for new products:

- Long and sticky product life cycle
- Higher revenue per unit, higher GM
- Technically-advanced, greater capability integration


Crystal Oscillators
~ $4 B
67%
Consumer
(primarily
produced in
Asia)
33%
Non-
Consumer
Precision Timing
~ $1.4 B
Others
Taiwan
Japan
EU &
N.A.
China
Source: company estimates

~$4 billion crystal oscillator market

6% CAGR through 2017

[1]Source: Databeans 2012 Timing Devices Report

Fragmented, competitive

Large Japanese players target consumer devices

Precision players typically small divisions of large industrials or specialty engineering firms

M&A activity increasing, industry consolidation opportunities

$1.3 B Precision market dominated by ICT requirements

Difficult to compete, aggressive price pressures

RF/Microwave Filter Market

RF/Microwave market: ~40% high performance applications

- Precision filters $400M_{2012}$; ***10% CAGR to $580M_{2016}$***

[1]Source: Databeans 2012 Timing Devices Report

RF/Microwave Filter Market
2012 ~ $1.1B
Addressable = $0.6B



Base Sta. Cavity
Military uWave
LC
Cell SAW
Ceramic
Switched
Tunable
Cystal
Other
FBAR
Base Sta. SAW
Comm. SAW
Oher SAW
EW SAW
MtronPTI serves these segments today

Source: company estimates

Radio architectures are changing to SDR

Multi-band radios driving tunable filter growth

Software-defined radio:

15% CAGR through 2015

Small Company, Global Presence

Over 250 people

10 sales and technical support sites
>30 representative firms

155,000 ft^2
US and India manufacturing
Multiple contract factories



ISO9001
AS9100C
Yankton, SD
Derby, CT
Santa Clara, CA
Orlando, FL
ISO9001
AS9100C
Eindhoven
Beijing
Yantai
Seoul
Qingdao
Shenzhen
Shanghai
New Delhi
Hong Kong
ISO9001
Manufacturing & Sales Location
Manufacturing Location
Sales Location

Our Strategy

Extend technology and IP position

- R&D investments in tunable filter platform
- Investments in high-performance timing for aerospace, new materials for harsh environments
- *Shifting into products that are higher in the value chain (modules, subsystems), leading to higher ASP and GM*

Grow revenue with strategic/emerging clients

- Increased sales support to leverage existing customers, gain share, market expansion
- Incremental capacity investments

JV and M&A: Synergistic acquisitions

- Focus on high value-added engineering complements, IP expansion, improve supply
- Mix shift towards lower volume, higher average sale price and margins
- Increase levels of customization, deeper within OEM design cycles

Greenfield opportunities

- Targeted value creation outside of precision engineering and electronics
- New markets, new customers, new products, consistent with our history of new business dev.

Repositioning for Growth

Restructuring to right-size the business to break-even at current revenue levels

Focus on our core strengths in timing and filters

Invest where we can win

We have core technology that is essential to our customers' designs

Long and sticky product life cycles, not going away

Strong position with clients, but small market share; there's room to grow

New products are soon to turn to revenue

Differentiated cost position with our supply chain

India facility is a differentiator, licensed for Aerospace/Defense

Organic growth targets:

Double-digit revenue growth

Double-digit EBITDA

Single-digit free cashflow

Management Team

Michael Ferrantino, Sr., Executive Vice Chairman-LGL, Executive Chairman-MtronPTI
40+ years in RF/microwave manufacturing; CEO Valpey-Fisher, Chairman and CEO Micro Networks Corp.

Greg Anderson, President and CEO
24+ years in high-tech manufacturing; Business Development Mgr. and Operations Mgr. at 3M Corporation, Imation

LaDuane Clifton, CPA, Chief Financial Officer
17+ years in finance and accounting with public companies; CFO at a21, auditor at KPMG, finance/accounting at Aetna

Paul Dechen, VP Sales
28+ years in Aero/Defense sales and marketing experience in frequency control and filters

Mike Howard, VP Engineering – Filter
42+ years in Microwave/RF, began at Salford Electrical Instruments, senior member of IEEE since 2005

Joe Doyle, VP Engineering – Timing
32+ years in RF/integrated circuit design, semiconductor physics, modeling; staff engineer at Motorola , Champion Tech.

Financial Review

Strong Operating Leverage


Revenue, Gross Margin and EBITDA
($ in millions, except percentages)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
(20.0%)
$39.5
$40.2
$31.3
$46.7
$35.7
$29.7
$28.1
25.7%
25.8%
23.7%
35.0%
30.2%
26.1%
28.1%
1.1%
4.0%
-3.9%
16.2%
4.1%
-3.2%
-5.3%
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
TTM Q3 2013
Revenue
Gross Margin
EBITDA Margin

Capital Position as of:	9/30/2013	12/31/2012
Total Assets	$ 22.6M	$ 29.6M
Net Working Capital	13.9M	16.6M
Cash-Adjusted Working Capital	6.6M	7.2M
Cash and Cash Equivalents	9.4M	10.1M
Total Debt	1.1M	1.3M
Shareholders' Equity	18.7M	24.6M

- Cash and cash equivalents of **$3.63 per share** at 09/30/2013
- Cash-adjusted working capital of **$2.53 per share** at 09/30/2013
- Book value of **$7.21 per share** at 09/30/2013

Order Backlog Trend



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.7
$12.2
$12.1
$9.1
$8.6
$8.9
$9.5
$8.7
$8.7
$8.4
$9.1
$8.4
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

Income Statement Highlights

($ in millions, except EPS)	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012	TTM 2013 A: Q3 2013
Revenue	$ 39.5	$ 40.2	$ 31.3	$ 46.7	$ 35.7	$ 29.7	$ 28.1
% Change		*1.6%*	*-28.4%*	*32.9%*	*-30.8%*	*-20.1%*	*-5.4%*
Gross Profit	10.2	10.4	7.4	16.4	10.8	7.7	7.9
% Margin	*25.7%*	*25.8%*	*23.7%*	*35.0%*	*30.2%*	*26.1%*	*28.1%*
Research & Development	2.8	3.1	2.1	1.6	1.9	2.0	2.3
% of Revenue	*7.0%*	*7.6%*	*6.9%*	*3.5%*	*5.2%*	*6.8%*	*8.0%*
Selling, General & Administrative	8.2	8.2	7.2	7.9	8.2	7.5	8.2
% of Revenue	*20.8%*	*20.3%*	*23.0%*	*17.0%*	*23.0%*	*25.3%*	*29.0%*
EBITDA	0.4	0.2	(1.2)	7.5	1.5	(0.9)	(1.5)
% Margin	*1.1%*	*4.0%*	*-3.9%*	*16.2%*	*4.1%*	*-3.2%*	*-5.3%*
Pre-Tax Earnings (Non-GAAP)	(2.5)	(1.2)	(2.6)	6.5	0.6	(1.8)	(2.5)
% Margin	*-6.4%*	*-2.9%*	*-8.2%*	*13.9%*	*1.6%*	*-6.2%*	*-9.0%*
Pre-Tax EPS (Non-GAAP)	$ 1.16	$ (1.15)	$ (1.14)	$ 2.88	$ 0.22	$ (0.71)	$ (0.97)

Balance Sheet Highlights

($ and shares in millions)	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012	Q3 2013
Cash and Cash Equivalents	$ 5.2	$ 5.3	$ 3.8	$ 4.1	$ 13.7	$ 10.1	$ 9.4
% Change		*1.7%*	*-39.5%*	*8.0%*	*69.7%*	*-35.4%*	*-7.0%*
Cash-Adj. WC (AR + Inv - AP)	9.0	9.5	7.8	9.7	8.2	7.2	6.6
% Change		*5.1%*	*-22.0%*	*19.6%*	*-17.8%*	*-13.6%*	*-9.4%*
Net Working Capital	10.8	9.7	5.5	12.8	18.2	16.6	13.9
% Change		*-11.1%*	*-77.1%*	*57.4%*	*29.4%*	*-9.3%*	*-16.3%*
Total Assets	22.9	22.4	18.6	23.7	32.4	29.6	22.6
% Change		*-2.3%*	*-20.4%*	*21.7%*	*26.8%*	*-9.6%*	*-23.5%*
Total Debt	5.5	6.8	5.0	0.7	3.4	1.3	1.1
Shareholders' Equity	$ 12.4	$ 11.0	$ 9.0	$ 18.7	$ 25.6	$ 24.6	$ 18.7
Common Stock Outstanding	2.2	2.2	2.2	2.3	2.6	2.6	2.6

Investment Considerations

Strong capital position

Flexible platform with operating leverage

JV/M&A opportunities

MtronPTI

Over 50 years' experience

Blue-chip B2B OEM clients

Core technology is essential for customers' applications

Differentiated supply for Aerospace/Defense

Positioning for Growth

GAAP to Non-GAAP Reconciliations

Reconciliation of earnings before taxes (GAAP) to EBITDA (non-GAAP)
($ in millions, except per share amounts)

	2007	2008	2009	2010	2011	2012	TTM 2013
Net Income (GAAP)	$ (2.6)	$ (1.3)	$ (2.5)	$ 9.4	$ 0.4	$ (1.3)	$ (6.4)
Income tax (benefit) provision	0.1	0.1	-	(2.9)	0.2	(0.5)	3.9
Pre-tax earnings (Non-GAAP)	**$ (2.5)**	**$ (1.2)**	**$ (2.5)**	**$ 6.5**	**$ 0.6**	**$ (1.8)**	**$ (2.5)**
Weighted average shares outstanding	2,158,120	2,158,120	2,158,120	2,200,011	2,572,825	2,593,741	2,595,477

Computation of EBITDA:
($ in millions)

	2007	2008	2009	2010	2011	2012	TTM 2013
Net Income (Loss)	$ (2.6)	$ (1.3)	$ (2.5)	$ 9.4	$ 0.4	$ (1.3)	$ (6.4)
Provision (Benefit) for income taxes	0.1	0.1	-	(2.9)	0.2	(0.5)	3.9
Interest	0.3	0.3	0.4	0.3	0.1	0.1	-
Depreciation	1.0	1.0	0.9	0.6	0.6	0.7	0.9
Amortization	0.1	0.1	0.1	0.1	0.1	0.1	0.1
EBITDA	**$ (1.1)**	**$ 0.2**	**$ (1.1)**	**$ 7.5**	**$ 1.5**	**$ (0.9)**	**$ (1.5)**

Computation of Adjusted Working Capital:
($ in millions)

	As of 12/31/2012	As of 9/30/2013
Accounts receivable, net	$ 4.4	$ 3.3
Inventory, net	5.3	4.8
Less: Accounts Payable	(2.5)	(1.5)
Adjusted working capital	**$ 7.2**	**$ 6.6**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.